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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Harvey R. Blau, Chief Executive Officer of Griffon Corporation, certify that the Form 10-K of Griffon Corporation for the period ended September 30, 2007, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Griffon Corporation for the periods presented.

/s/ HARVEY R. BLAU Name: Harvey R. Blau Date: November 29, 2007

        I, Eric Edelstein, Chief Financial Officer of Griffon Corporation, certify that the Form 10-K of Griffon Corporation for the period ended September 30, 2007, fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all materials respects, the financial condition and results of operations of Griffon Corporation for the periods presented.

/s/ ERIC EDELSTEIN Name: Eric Edelstein Date: November 29, 2007

        A signed original of this written statement required by Section 906 has been provided to Griffon Corporation and will be retained by Griffon Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002